UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CATALENT, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CTLT Definitive Proxy Employee FAQ

1.	What is a proxy statement?

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Pursuant to Catalent, Inc.’s (“Catalent”) merger agreement with an affiliate of Novo Holdings A/S (“Novo Holdings”), dated February 5, 2024, Catalent is required to obtain stockholder approval for its pending merger (the “Merger”). In order to obtain stockholder approval, Catalent must file a proxy statement with the United States Securities and Exchange Commission (the “SEC”) that provides relevant material information to its stockholders with respect to the Merger so that stockholders may make an informed vote.

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Specifically, the proxy statement is filed in connection with the process to solicit stockholder votes at Catalent’s upcoming Special Meeting, to be held on May 29, 2024 at 8:00 a.m., Eastern Time, to approve the pending Merger.

2.	Why is it called a “definitive” proxy statement?

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After a “preliminary” proxy statement is filed with the SEC and has cleared the SEC’s review process, a company is permitted to finalize such “preliminary” proxy statement and mail such finalized document to stockholders to inform and solicit their vote. The finalized proxy statement is referred to as the “definitive” proxy statement.

3.	What is the Board’s recommendation to stockholders?

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Our Board unanimously recommends that Catalent stockholders vote “FOR” the proposal to adopt and approve the Merger Agreement, “FOR” the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Catalent’s named executive officers that is based on or otherwise relates to the Merger and “FOR” proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if a quorum is not present or there are not sufficient votes cast at the Special Meeting to approve the Merger (such proposals, the “Special Meeting Proposals”).

•	The Board’s recommendation is outlined in our definitive proxy statement, which has been filed with the SEC and mailed to all stockholders as of the record date for the Special Meeting.

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We encourage you to read the definitive proxy statement (and any other relevant documents that are filed or will be filed with the SEC, as well as any amendments or supplements to these documents) to help you make informed voting decisions regarding the pending Merger and related matters.

4.	When is the Special Meeting? Do I need to attend to vote my shares?

•	The Special Meeting will be held on May 29, 2024 at 8:00 a.m., Eastern Time, via a virtual meeting format. Stockholders will not be able to attend the Special Meeting in person.

•	You do not need to virtually attend the Special Meeting in order to vote your shares.

5.	How do I know if I’m eligible to vote my shares?

•	Catalent stockholders as of the close of business on April 5, 2024 are entitled to vote on the Merger at the Special Meeting.

•	Your vote is very important, regardless of the number of shares of Catalent’s common stock (“Common Stock”) that you own.

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If you are eligible to vote at the Special Meeting and hold your shares of Common Stock as a record holder, the proxy card and instructions on how to vote your shares are being mailed to you and will arrive in the coming days.

6.	How do I vote my shares?

•	If you are eligible to vote at the Special Meeting and hold your shares of Common Stock as a record holder, you may cast your shares of Common Stock in any of four ways:

•	by voting over the Internet using the website indicated on the proxy card enclosed with the definitive proxy statement;

•	by telephone using the toll-free number on the proxy card enclosed with the definitive proxy statement;

•	by signing, dating and returning the proxy card that is being mailed to you in the postage-paid envelope provided with the definitive proxy statement; or

•	by virtually attending the Special Meeting and voting by ballot.

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If your shares of Common Stock are held in street name and you do not instruct your broker, bank or other nominee how to vote your shares of Common Stock, then, because the Special Meeting Proposals are “non-routine matters,” your broker, bank or other nominee will not have discretionary authority to vote your shares of Common Stock on the Special Meeting Proposals.

•	Information on how to vote your shares is included in the definitive proxy statement, which has been mailed to stockholders. You may also contact your broker for assistance.

7.	How many votes do I have?

•	Each holder of Common Stock is entitled to cast one vote for each share of Common Stock owned as of the record date for the Special Meeting, April 5, 2024.

•	Your vote is very important, regardless of the number of shares of Common Stock that you own.

8.	Can I change or revoke my vote?

•	If you hold your shares of Common Stock as a record holder, you may change or revoke your proxy in any one of the following four ways:

•	by re-voting by Internet or by telephone;

•	by signing a new proxy card with a date later than your previously delivered proxy card and timely submitting it;

•	by delivering a signed revocation letter to the Corporate Secretary at Catalent’s corporate address which states that you have revoked your proxy; or

•	by virtually attending the Special Meeting and voting by ballot.

•	Your latest dated proxy card, whether by Internet or telephone vote, is the one that is counted.

•	If your shares of Common Stock are held in street name by a broker, bank or other nominee, you may change your voting instructions by following the instructions of your broker, bank or other nominee.

9.	Does receiving Catalent stockholder approval mean the Merger is completed?

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No. Completion of the Merger is subject to other customary closing conditions, including receipt of required regulatory approvals. The Merger is expected to close towards the end of calendar year 2024.

10.	What will happen to the Catalent common stock I own?

•	If you are a Catalent stockholder, each share of Common Stock you own will be converted into the right to receive $63.50 in cash, without interest, if and when the closing of the Merger occurs.

11.	What do I do if I have questions about the proxy materials or need assistance voting my shares?

•	Please contact Catalent’s proxy solicitor, Okapi Partners LLC at (877) 869-0171 or info@okapipartners.com.

Forward-Looking Statements

This FAQ, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. These forward-looking statements are based on Catalent’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Catalent, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Merger on anticipated terms and timing, including obtaining required Catalent stockholder approval and antitrust and other regulatory approvals and clearances, and the satisfaction of other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted by or against Catalent, Novo Holdings or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm Catalent’s business, including current plans and operations; (iv) the ability of Catalent to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the Merger; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Catalent’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the Merger that may impact Catalent’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Catalent’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the Merger; (xii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring Catalent to pay a termination fee or other expenses; (xiv) competitive responses to the Merger; (xv) Catalent’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Catalent’s business, including those set forth in Catalent’s most recent Annual Report on Form 10-K and Catalent’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Catalent with the SEC; and (xvii) the risks and uncertainties that are described in the definitive proxy statement filed with the SEC on April 15, 2024 (the “Proxy Statement”). These risks, as well as other risks associated with the Merger, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, actions of governmental authorities, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Catalent’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Catalent does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Information and Where to Find It

In connection with the Merger, Catalent has filed with the SEC the Proxy Statement. Catalent may also file other documents with the SEC regarding the proposed Merger. This document is not a substitute for the Proxy Statement or any other document that Catalent may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by Catalent through the website maintained by the SEC at www.sec.gov, Catalent’s website at www.catalent.com or by contacting Catalent’s Investor Relations Team at:

Catalent, Inc., Investor Relations

14 Schoolhouse Road

Somerset, New Jersey 08873

investors@catalent.com

(732) 537-6325

Participants in the Solicitation

Catalent and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Catalent’s stockholders in connection with the proposed Merger. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, are or will be set forth in the Proxy Statement and other materials filed with the SEC in connection with the proposed Merger. Information relating to the foregoing can also be found in Catalent’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on December 15, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on Catalent’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.